Exhibit 10.7

AGREEMENT

This Agreement is made and entered into this _____ day of July, 2019, by and between PURA VIDA HEALTH LLC, a limited liability company organized under the laws of Oregon and with offices at 331 Dante Court, Holbrook, New York 11741, hereinafter referred to as “PV Health”, and GOLDEN DEVELOPING SOLUTIONS INC., a Nevada corporation with offices at 4100 E Mississippi Ave, Suite 315, Denver, Colorado 80246 , hereinafter referred to as “Golden”, PV Health and Golden hereinafter collectively referred to as the “Parties”.

RECITALS

WHEREAS PV Health and Golden are the sole and only members of PURA VIDA VITAMINS LLC, a Nevada limited liability company (“PV Vitamins”), with each holding a 50% membership interest;

WHEREAS Golden wishes to assign their membership interests in PV Vitamins to PV Health in consideration of the sum of $160,100 as set forth below;

WHEREAS Golden hereby acknowledges that said $160,100.00 is good and valuable consideration for the assignment of their membership interests in PV Vitamins.

AGREEMENT

NOW THEREFORE, in consideration of the mutual pledges of Good Faith, Warranties of Ready, Willing and Able to Perform and the various promises, covenants and understandings contained herein, the adequacy of which is hereby acknowledged, the Parties agree as follows:

1. Golden hereby assigns and conveys their full and complete respective interests in PV Vitamins to PV Health, and Golden hereby acknowledges that said assignment and conveyance is pursuant to and in accordance with Article “IX” of the Amended and Restated Operating Agreement of Pura Vida Vitamins LLC (“IX. Disposition of Interests”), including, without limitation, Section 9.1(b) which provides for PV Health’s purchase of Golden’s interests in PV Vitamins, with the effect that PV Health, after completion of the assignment and conveyance, is the sole member of PV Vitamins, holding 100% of the ownership interests in PV Vitamins. In addition, Golden acknowledges that the conveyance of Golden’s membership interest is in full satisfaction of the terms of the Parties’ Joint Venture Term Sheet dated August 14, 2018. Golden will cooperate in executing any and all documents required to complete the assignment and conveyance of their interest in PV Vitamins, including, without limitation, Assignments attached hereto. Upon full execution of this Agreement, Golden will surrender and deliver to PV Health all property in their possession belonging to, relating to and concerning PV Vitamins to PV Health, including without limitation company records, financial documents, work papers used to prepare tax returns, sales records, and all other documents relating to the business of PV Vitamins. Should there be any conflict between the terms of this Agreement and the terms of the Parties’ Joint Venture Term Sheet dated August 14, 2018, and attached hereto, then the terms and conditions of this Agreement shall prevail and the Parties each waive any and all rights they had, have or could have under the terms and conditions of the Amended and Restated Operating Agreement of Pura Vida Vitamins LLC and the Parties’ Joint Venture Term Sheet dated August 14, 2018, and neither Party will seek to enforce the terms and conditions of either the Amended and Restated Operating Agreement of Pura Vida Vitamins LLC and the Parties’ Joint Venture Term Sheet dated August 14, 2018 that may be in conflict with the Agreement or that may interfere with the purposes of this Agreement in any fashion. Golden hereby acknowledges that it has no claims against PV Health or PV Vitamins and that the terms and conditions of this Agreement are in full satisfaction of any and all claims that Golden had, has or could have against PV Health and /or PV Vitamins.

2. The $160,100 consideration for Golden’s membership interest shall be paid by PV Health as follows:

a. Upon full execution of this Agreement by all Parties PV Health will deliver to Golden’s attorney, LUCOSKY BROOKMAN LLP, $20,000 as against and credited against the $95,100 Note given to Golden by PV Health pursuant to Section 2.4 of the Parties’ Joint Venture Term Sheet dated August 14, 2018, said $20,000 to be held in escrow by LUCOSKY BROOKMAN as Escrow Agent until Golden has fully complied, at the discretion of PV Health, to the terms stated in paragraphs “3”, “4”, “5” and “6” herein. Upon full compliance Escrow Agent shall release the $20,000 to Golden. For the purpose ONLY of the release of the $20,000 held in escrow by Escrow Agent, Golden will be deemed to be in full compliance with paragraphs “3”, “4”, “5” and “6” if Golden can prove that Golden has made a good faith effort to comply with said terms and has undertaken all reasonable efforts to comply, and is unable to reasonably comply any further with said terms with any further reasonable effort. Escrow Agent shall be paid a fee of $2,000 for said services as Escrow Agent, with said $2,000 to be paid solely by Golden.

b. $65,000 lump sum payment no later than twelve (12) months from the full execution by all Parties of this Agreement;

c. The balance of the $95,100 debt represented by the Note, to wit, $75,100, to be paid monthly beginning on the 15th day of August, 2019, and continuing on the 15th of every month thereafter for the next 11 months at the rate of $6,602.48 per month, including interest. Interest will accrue on the balance of $75,100 only at the rate of 10% per annum beginning on the date of the full execution of this Agreement by all Parties, with interest not compounded. There will be NO PREPAYMENT PENALTY should the balance be paid off prior to the expiration of the 12-month schedule.

d. All payments to Golden under the terms of this Agreement shall be guaranteed by EMERALD ORGANIC PRODUCTS INC.

3. STAVROS TRIANT (“Triant”), the President of Golden, hereby resigns as member of the Board of Managers of PV Vitamins effective immediately, and Golden hereby waives and surrenders its right to appoint a replacement for Triant under 3.2 of the Amended and Restated Operating Agreement of Pura Vida Vitamins LLC. Triant will provide a WRITTEN NOTICE of said resignation upon the full execution of this Agreement.

4. Golden hereby releases any and all claims it had, has or could have to trademarking “Pura Vida Vitamins”, “Pure Vida” and any reasonable extensions of these two names, as well as any trademarks of “Pura Vida Vitamins”, “Pure Vida” and any reasonable extensions of these two marks, and Golden agrees to cooperate and execute any and all documents necessary to facilitate Golden’s surrender and/or claims to any of the names and marks mentioned and referred to herein, acknowledging that PV Vitamins intends to pursue the trademarking of “Pura Vida” and “Pura Vida Vitamins”, and Golden agrees not to interfere with said pursuit.

5. Golden will immediately remove from its websites, advertising, marketing platforms and media any reference to “Pura Vida” and/or “Pura Vida Vitamins”, and will no longer mention same in reference to any business being transacted by Golden.

6. Regarding the June 30, 2019, SEC/OTC Markets public filings/reports being prepared for the benefit of Golden, including, without limitation, SEC Form 10-Q, Golden hereby agrees to cooperate with PV Health, PV Vitamins, and/or Emerald Organic Products to ensure that Golden’s public filings/reports are consistent with those of PV Health, PV Vitamins, and/or Emerald Organic Products (solely with regard to PV Health and PV Vitamins), particularly with regard to the terms and conditions and subject of this Agreement. Golden agrees to state in said filings/reports that Golden is no longer a part of PV Vitamins and no longer has any interest and/or involvement in PV Vitamins.

7. Golden will immediately cease and desist in preparing the tax returns for PV Vitamins for the tax year 2018 and any further or past tax years, with the responsibility for filing said tax returns to be undertaken by PV Health and/or PV Vitamins. Golden will deliver to PV Health any and all documents in its possession or in possession of its accountants used in and required for the preparation of said tax returns.

8. Except for the enforcement of the provisions contained within this Agreement, and the terms and conditions stated herein, the Parties and Triant hereby agree to general releases with regard to each other whereby each Party hereby releases and discharges the other Party, the other Party’s heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the other Party the Releasing Party, the Releasing Party’s heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Stipulation, EXCEPT for any acts and/or conduct of the RELEASED Party the RELEASING Party is not aware of or could not have been made aware of with reasonable diligence.

Taxes

NO PARTY TO THIS AGREEMENT has made any statement, opinion or representation in this Agreement regarding the tax consequences, if any, of the transaction(s) or further transactions envisioned in this Agreement; it being clearly understood by each Party that they, individually and corporately, are liable for taxes, imposts, levies, duties or charges that may be applicable or incurred by them in the execution of this Agreement and each shall hold the other harmless for any such taxes or claims that can or could be imposed solely upon them.

Modification

Any change or modification of this Agreement must be made in writing and executed by ALL PARTIES, as a condition precedent to the legal adoption and implementation of such change, changes or modifications.

Assignment

This Agreement may not be assigned at any time by ANY PARTIES without the express WRITTEN permission of the Party to whom the assignor is obligated to.

Indemnification

Each Party agrees to indemnify and hold harmless the other Party, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever, arising out of or based upon any false representation or warranty or breach of that Party or failure by that Party to comply with any covenant or agreement made by that Party in this Agreement or in any other document furnished by that Party in connection with this Agreement and the transaction that is the subject of this Agreement.

Default

1. If either Party shall default in the performance of any of the provisions of this Agreement, and if the non-defaulting Party shall prevail in legal proceedings to enforce the performance by the defaulting Party of such provisions by the defaulting Party, then the defaulting Party shall pay to the other Party the necessary and reasonable costs, damages and expenses incurred by the non-defaulting Party, including reasonable attorneys’ fees, in connection with such proceedings. For purposes of this article, the substantial performance by the defaulting Party of the obligation after notification of a default pursuant to the Default provision of this Agreement AND institution of litigation by the non-defaulting Party shall be deemed to be the equivalent of the non-defaulting Party having prevailed in a legal proceeding for purposes of the non-defaulting Party recovering reasonable and necessary costs and expenses. The Parties agree that prior to seeking enforcement of this Agreement after default, the Party seeking enforcement will deliver to the defaulting Party a 10-day Notice in writing, giving said defaulting Party ten days from the date said Notice is delivered to cure the alleged default prior to initiating any enforcement proceedings. The delivery of said Notice will be pursuant to the Notice provisions of this Agreement.

2. The provisions of this Default Provision shall be in addition, and without prejudice, to any other rights and remedies to which the aggrieved Party may be entitled.

Notice

l. Notices required by this Agreement to be sent to PV Health shall be sufficient if sent by Golden or its representative, by registered or certified mail, Priority Mail with Delivery Confirmation or commercial carrier service to: PV Health at 331 Dante Court, Holbrook, New York 11741, or to such other address of which PV Health, by registered or certified mail notice, shall have advised Golden for the sending of such notice.

2. Notices required by this Agreement to be sent to Golden by PV Health shall be sufficient if sent by PV Health or its representative by registered or certified mail, Priority Mail with Delivery Confirmation or commercial courier service to: Golden at 4100 E Mississippi Ave, Suite 315, Denver, Colorado 80246, or to such other address of which Golden, by registered or certified mail notice, shall have advised PV Health for the sending of such notices.

3. Notwithstanding the foregoing, a written acknowledgment of the receipt of a notice, if signed by the Party to whom the notice is addressed, shall be sufficient and such notice need not also be sent by registered or certified mail.

Law and Venue

In any action or proceeding relating to this Agreement the choice of Law shall be the laws of the country of the United States as defined by the laws and practices contemporary in the State of New York, Nassau County. The Parties hereby agree that any action or proceeding, if any is permitted under the terms of this Agreement, shall be brought in a court of competent jurisdiction in Nassau County, New York, and each Party hereby consents to said venue.

Severability

This Agreement shall be severable. In the event any provision shall be adjudged invalid, illegal or unenforceable this Agreement shall be construed and interpreted without regard to said invalid, illegal or unenforceable provision.

Counterparts

This Agreement may be executed in one or more counterparts, each of which shall have the force and effect at law of an original. Any copy of this Agreement transmitted by facsimile shall be deemed an Original and bind the signator, provided the facsimile number of the Principal, Signator or their Attorney is printed on the facsimile copy.

Successors and Assigns

This Agreement shall remain in force and effect until the completion of the proposed transaction(s) and shall be binding upon the Parties, their Employees, their Heirs, Successors in Title and Assigns, Agents, Principals, Solicitors, Attorneys and all Associated Parties involved in the transaction(s) that are the subject matter of this Agreement.

Entire Agreement

This Agreement contains the complete understanding of the Parties hereto with respect to the subject matter hereof, and supersedes all prior understandings and agreements with respect to the contents hereof.

Execution

All pages of this Agreement must be initialed by all Parties hereto expressing the Parties’ complete understanding of each provision of the Agreement. All signatures must either be witnessed or notarized with any witness’s name and address disclosed.

Warranty of Authority

The Signatories to this Agreement warrant that they have personal, corporate and legal authority vested in them personally and by their corporation/business entity to enter into this Agreement. Further each Signator warrants that there is no known violation of law by him/her in entering into this Agreement.

This agreement is binding upon PV Health and Golden, their associates, employees, affiliates, agents, representatives, officers, independent contractors, shareholders, principals, heirs, successors and assigns.

By my signature on the date first above written, I hereby acknowledge that I have read the terms and conditions, covenants and warranties contained herein and understand both their meaning and the legal consequences and by my signature below hereby consent and bind myself personally and/or the Corporation/Business entity.

PURA VIDA HEALTH LLC

By:	/s/ IAN PARKER
	IAN PARKER	DATE
Managing Member

GOLDEN DEVELOPING SOLUTIONS INC.

By:	/s/ STAVROS TRIANT
	STAVROS TRIANT	DATE
President

EMERALD ORGANIC PRODUCTS, INC., solely with regard to paragraph 2(d)

By:	/s/ IAN PARKER
	IAN PARKER	DATE
President

Solely with regard to paragraphs 3 and 8

/s/ STAVROS TRIANT
STAVROS TRIANT	DATE

STATE OF	)
	)	ss.:
COUNTY OF	)

On this      day of              , 2019, before me, the undersigned, personally appeared STAVROS TRIANT, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his personal capacity and in his capacity as President of Golden Developing Solutions Inc., and that his signature on the instrument, the individual, and/or the person/entity upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF	)

On this    day of                 , 2019, before me, the undersigned, personally appeared IAN PARKER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as Managing Member of Pura Vida Health LLC and as managing Member of Emerald, and that his signature on the instrument, the individual, and/or the person/entity upon behalf of which the individual acted, executed the instrument.

Notary Public